SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Sec. 240.14a-12

PIMCO Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO California Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Outbound Call Script

Hello, my name is (CSR FULL NAME). May I please speak with (SHAREHOLDER’S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the <<INSERT FUND NAME>>. Materials were sent to you for the upcoming Joint Special Meeting of Shareholders scheduled for June 27, 2025. We have not yet received your vote. The Fund’s Board of Trustees recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response)

If YES:

If we identify any additional accounts you own prior to the meeting, would you like to vote those accounts in the same way as you have voted today?

(Pause for response)

(Proceed to confirming the vote)

If NO or the shareholder hasn’t received the information:Shareholders are being asked to approve the issuance of additional common shares of <<INSERT ACQUIRING FUND’S NAME>> to be issued to common shareholders of <<INSERT TARGET FUNDS’ NAMES>> in connection with the merger of <<INSERT TARGET FUNDS’ NAMES>> with and into <<INSERT ACQUIRING FUND’S NAME>>. If approved, this merger will consolidate similar PIMCO Funds to, among other benefits, provide increased access to investment opportunities, improve secondary market liquidity, improve trade execution, and enhance investment efficiency. The resulting surviving Fund would continue the Funds’ core investment strategies and management, while seeking to provide the previously mentioned benefits.

The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response and address any questions)

If the shareholder still chooses not to vote:

I understand. Thank you and have a good day.

If the shareholder is unavailable:

We can be reached toll-free at 833-876-6762, Monday to Friday, 10:00 AM to 11:00 PM and Saturdays, 12:00 PM to 5:00 PM Eastern time. Thank you and have a good day.

Confirming the vote:

I am recording your vote (recap voting instructions).

For confirmation, please state your full name. (Pause)

According to our records, you reside in (city, state, zip). (Pause)

Page 1|2

To confirm your address for the letter confirming your vote, please state your street address. (Pause)

Thank you. You will receive written confirmation in 3 to 5 business days. Upon receipt, please review and retain it for your records. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

Page 2|2

PIMCO California Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO New York Municipal Income Fund II

ACTION REQUESTED

Dear Shareholder:

We are writing to ask you to call us to cast your vote in connection with your PIMCO Closed-End Municipal Fund’s Joint Special Meeting of Shareholders to be held on June 27, 2025.

Please call

1-833-876-6762

Please call our proxy solicitor, Sodali Fund Solutions, at your earliest convenience. The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested.

Hours of Operation:

•	Monday – Friday from 10:00 a.m. to 11:00 p.m. ET
•	Saturday from 12:00 p.m. to 5:00 p.m. ET

Please have your reference number(s) below ready and a representative will assist you in casting your vote.

REFERENCE NUMBER(S):

To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-833-876-6762 or go to https://www.proxyvotenow.com/muni.

The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.

PIMCO California Municipal Income Fund (“PCQ”)

PIMCO Municipal Income Fund II (“PML”)

PIMCO New York Municipal Income Fund II (“PNI”)

May XX, 2025

DEAR SHAREHOLDER,

As a shareholder in one or more of the above mentioned funds (each, a “Fund”), you recently received a proxy communication via e-mail or a proxy statement package in the mail in connection with the Joint Special Meeting of Shareholders to be held on June 27, 2025 (the “Meeting”). At the Meeting, common shareholders are being asked to consider and approve the issuance of additional common shares of PCQ, PML and PNI, respectively, to the common shareholders of certain PIMCO closed-end municipal funds in connection with each’s of PCQ’s, PML’s and PNI’s respective acquisition of such related PIMCO closed-end municipal funds.

How will the Reorganization affect my Investment?

If your Fund’s reorganization is consummated, you and your fellow shareholders may benefit from, in addition to other potential benefits, your Fund having:

•	Contractual management fees that are the same or lower than current contractual management fees of the relevant fund;
•	Potential for greater access to investment opportunities; and
•	Potential for greater trading volume, secondary market liquidity, and enhanced investment efficiency.

The Board of Trustees of your Fund has approved the respective proposal and unanimously recommends that common shareholders vote for the proposal. Please take a moment to sign, date and mail the enclosed proxy card in the prepaid envelop or follow the instructions below to vote by internet or telephone. Please refer to the proxy statement for additional information regarding the proposed reorganizations.

Vote by Phone by calling 1-833-876-6762 to speak with a proxy voting specialist today.

Monday-Friday: 10 a.m. to 11 p.m. ET; Saturday: 12:00 p.m. to 5 p.m. ET.

You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor toll-free at 1-833-876-6762. Please note, a representative may call you in the next few days or weeks to assist you in voting your proxy. Thank you in advance for your support.

Regards,

XXXXXXXXX

XXXXXXXXX

Closed-End Funds

Announce Reorganization

Closing Date: PCK, PZC,

PCQ, PNF, PYN, PNI, PMF,

PMX, and PML

We are writing to inform you about the announcement of the closing date for the reorganizations of each of:

•

PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC” and together with PCK, the “CA Target Funds”) with and into PIMCO California Municipal Income Fund (“PCQ” and, collectively with the CA Target Funds, the “CA Funds”)(the “CA Reorganizations”).

•

PIMCO New York Municipal Income Fund (“PNF”) and PIMCO New York Municipal Income Fund III (“PYN” and together with PNF, the “NY Target Funds”) with and into PIMCO New York Municipal Income Fund II (“PNI” and, collectively with the NY Target Funds, the “NY Funds”)(the “NY Reorganizations”).

•

PIMCO Municipal Income Fund (“PMF”) and PIMCO Municipal Income Fund III (“PMX” and together with PMF, the “National Target Funds”) with and into PIMCO Municipal Income Fund II (“PML” and, collectively with the National Target Funds, the “National Funds”)(the “National Reorganizations”).

•	The “CA Target Funds,” “NY Target Funds,” and “National Target Funds” are collectively known as the “Target Funds.”

•	The “CA Funds,” “NY Funds,” and “National Funds,” are collectively known as the “Funds.”

•	The “CA Reorganizations,” “NY Reorganizations,” and “National Reorganizations” are collectively known as the “Reorganizations.”

•	“PCQ,” “PNI,” and “PML” are collectively known as the “Acquiring Funds.”

The Reorganizations are expected to be consummated following the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) on or about August 1, 2025, subject to PIMCO’s market outlook and operational considerations (the “Closing Date”). If the Closing Date is not August 1, 2025, the Closing Date will be communicated to shareholders following the shareholder meeting that will be held for the purpose of voting on the Reorganizations.

Should you have any questions, please don’t hesitate to reach out to your PIMCO representative.

See below for additional key points related to the Reorganizations.

•	Shares of the Target Funds are expected to cease trading on the NYSE following the close of regular trading on the Closing Date.

•

Any final Target Fund distributions will be announced in one or more subsequent press releases. Distributions paid by the Target Funds subsequent to issuance of the press release announcing the Closing Date are expected to be paid in cash as each Target Fund’s dividend reinvestment program will be suspended in advance of the Reorganizations.

•

Upon completion of the Reorganizations, PCQ will acquire the assets and liabilities of each of PCK and PZC in exchange for additional common shares of beneficial interest of PCQ (“PCQ Merger Shares”) (and cash in lieu of fractional shares, if any). PNI will acquire the assets and liabilities of each of PNF and PYN in exchange for additional common shares of beneficial interest of PNI (“PNI Merger Shares”) (and cash in lieu of fractional shares, if any). PML will acquire the assets and liabilities of each of PMF and PMX in exchange for additional common shares of beneficial interest of PML (“PML Merger Shares” and, collectively with the PCQ Merger Shares and the PNI Merger Shares, the “Merger Shares”) (and cash in lieu of fractional shares, if any).

•

Target Fund Shareholders will exchange their Target Fund common shares for Merger Shares of their respective Acquiring Fund (and cash in lieu of fractional Merger Shares, if any) with an equal aggregate net asset value (“NAV”) to the applicable Target Fund’s common shares as of the close of business on the Closing Date.

•

In addition, each Fund has one or more series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) outstanding. As part of each Reorganization, the outstanding RVMTP Shares of each Target Fund are expected to, in effect, be exchanged for RVMTP Shares of the corresponding Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Acquired Fund.

•	The Target Funds’ NAVs as of the Closing Date and the share exchange ratios for the Reorganizations will be announced in one or more subsequent press releases.

•

Shares of the Acquiring Funds, including the Merger Shares issued in connection with the Reorganizations, are expected to continue to trade on the NYSE upon the opening of regular trading on the Closing Date.

Following the Reorganizations, each Acquiring Fund will continue to be managed in accordance with its existing investment objectives and strategies.

INVESTMENTS INSIGHTS CONTACT US Past performance is not a guarantee or a reliable indicator of future results. An investment in the funds involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Investments made by a Fund and the results achieved by a Fund are not expected to be the same as those made by any other PIMCO-advised Fund, including those with a similar name, investment objective or policies. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange. Closed-end funds may be leveraged and carry various risks depending upon the underlying assets owned by a fund. Investment policies, management fees and other matters of interest to investors may be found in each closed-end fund annual and semi-annual report. For additional information, please contact your investment professional. This material is presented only to provide information and is not intended for trading purposes. For further information, please refer to the Funds’ joint Proxy Statement/Prospectus, which is incorporated herein by reference. PIMCO as a general matter provides services to qualified institutions, financial intermediaries and institutional investors. Individual investors should contact their own financial professional to determine the most appropriate investment options for their financial situation. This material contains the current opinions of the manager and such opinions are subject to change without notice. This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission. PIMCO is a trademark of Allianz Asset Management of America LLC in the United States and throughout the world. ©2025, PIMCO. PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, is a company of PIMCO. For investment professional use only CMR2025-0512-4494522

VIEW IN BROWSER MANAGE SUBSCRIPTIONS UNSUBSCRIBE

Closed-End Fund Proxy

Vote:

Reorganizations of PCK

and

PZC with and into PCQ;

PNF and PYN with and into

PNI; PMF and PMX with

and into PML

We are writing to inform you about the proposed reorganizations of certain PIMCO closed-end funds. Your clients will start to receive mailings and potentially other forms of outreach in connection with these proposed reorganizations. Accordingly, please see below for information that may be helpful in any related conversations you have with your clients. If you or your clients have any proxy related questions or would like to cast their vote via telephone, please call our proxy solicitor toll-free at 833.876.6762, Monday through Friday 10 a.m. to 11 p.m. Eastern time and Saturday 12 p.m. to 5 p.m. Eastern Time. Additionally, please don’t hesitate to reach out to your PIMCO representative should you have any questions.

If your clients vote their proxy as soon as they are able by following the instructions on their ballot, they can avoid receiving reminder mailings or telephone calls.

•	The proposals contemplate the reorganizations of the following:

○

PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC” and together with PCK, the “CA Target Funds”) with and into PIMCO California Municipal Income Fund (“PCQ” and, collectively with the CA Target Funds, the “CA Funds”)(the “CA Reorganizations”).

○

PIMCO New York Municipal Income Fund (“PNF”) and PIMCO New York Municipal Income Fund III (“PYN” and together with PNF, the “NY Target Funds”) with and into PIMCO New York Municipal Income Fund II (“PNI” and, collectively with the NY Target Funds, the “NY Funds”)(the “NY Reorganizations”).

○

PIMCO Municipal Income Fund (“PMF”) and PIMCO Municipal Income Fund III (“PMX” and together with PMF, the “National Target Funds”) with and into PIMCO Municipal Income Fund II (“PML” and, collectively with the National Target Funds, the “National Funds”)(the “National Reorganizations”).

○	The “CA Target Funds,” “NY Target Funds,” and “National Target Funds” are collectively known as the “Target Funds.”

○	The “CA Funds,” “NY Funds,” and “National Funds,” are collectively known as the “Funds.”

○	The “CA Reorganizations,” “NY Reorganizations,” and “National Reorganizations” are collectively known as the “Reorganizations.”

○	“PCQ,” “PNI,” and “PML” are collectively known as the “Acquiring Funds.”

•

As noted in the definitive joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission on May 12, 2025, Acquiring Fund shareholder approval of the Reorganizations will be sought at a joint special meeting of shareholders of the Acquiring Funds to be held at 650 Newport Center Drive, Newport Beach, CA 92660 scheduled for Friday, June 27, 2025, at 9:00 a.m. Pacific time (with any adjournments or postponements thereof, the “Special Meeting”).

•

No action is needed from shareholders of the Target Funds or the preferred shareholders of the Acquiring Funds. The Proxy Statement/Prospectus is being furnished to Target Funds shareholders for their information only.

The Proxy Statement/Prospectus is expected to be first mailed on or about May 15, 2025 to all shareholders of the Funds. At this time, proxy solicitation for shareholders of the Acquiring Funds is also expected to begin. In addition to more standard proxy solicitation methods, your clients may also receive additional telephone calls and reminder mailings from our proxy solicitor, Sodali Fund Services.

See below for additional key points related to the Reorganizations.

•

After careful consideration, PIMCO concluded that Reorganizations are in the best interest of shareholders of each Fund and proposed the Reorganizations to each Fund’s Board of Trustees. Each Fund’s Board of Trustees unanimously agreed that each Reorganization is in the best interest of shareholders of each Fund and unanimously approved the proposed Reorganizations, subject to approval by Acquiring Funds shareholders. Target Fund shareholders and preferred shareholders of any Acquiring Fund are not required or being asked to vote on any proposals relating to the Reorganizations and no meeting of the shareholders of any Target Fund or preferred shareholders of any Acquiring Fund is expected to be held in connection with the Reorganizations.

•	The Board recommends that: PML shareholders vote “FOR” the National Reorganizations; PNI shareholders vote “FOR” the NY Reorganizations; and PCQ shareholders vote “FOR” the CA Reorganizations.

•

If the Reorganizations are consummated, the Acquiring Funds would acquire all of the assets and liabilities of each applicable Target Fund and the common shares of each Target Fund would, in effect, be exchanged for new common shares of the applicable Acquiring Fund with an equal aggregate net asset value. The Acquiring Funds, in their capacity as the surviving funds after their respective Reorganizations, are referred to herein as the “Combined Funds”.

•	If the Reorganizations are approved, the Reorganizations are expected to close on August 1, 2025, subject to PIMCO’s market outlook and operational considerations.

•	Target Fund investors will be paying the contractual management fee rate of their respective Combined Fund post-Reorganization. As a result, these transactions reduce contractual management fee rates for investors in PZC, PNF, PYN, PMF, and PMX. Fees are unchanged for the PCQ, PCK, PNI, and PML.

•	We do not expect the Reorganizations to negatively impact any Target Fund’s common share distribution rates solely as a result of the Reorganizations.

•

The investment objectives and strategies of the Combined Funds and the Target Funds are substantially similar. Due to these existing similarities in the Funds’ investment strategies and holdings, we generally do not expect to reposition the Target Funds’ holdings to a significant extent prior to or shortly after the Reorganizations in order to align with the corresponding Combined Fund’s investment.

•	PIMCO will bear all of the direct costs and expenses incurred in connection with the Reorganizations and the Special Meeting.

•	The portfolio managers of the Acquiring Funds will continue to be jointly and primarily responsible for managing the Acquiring Funds.

INVESTMENTS INSIGHTS CONTACT US Past performance is not a guarantee or a reliable indicator of future results. An investment in the funds involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Investments made by a Fund and the results achieved by a Fund are not expected to be the same as those made by any other PIMCO-advised Fund, including those with a similar name, investment objective or policies. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange. Closed-end funds may be leveraged and carry various risks depending upon the underlying assets owned by a fund. Investment policies, management fees and other matters of interest to investors may be found in each closed-end fund annual and semi-annual report. For additional information, please contact your investment professional. This material is presented only to provide information and is not intended for trading purposes. For further information, please refer to the Funds’ joint Proxy Statement/Prospectus, which is incorporated herein by reference. PIMCO as a general matter provides services to qualified institutions, financial intermediaries and institutional investors. Individual investors should contact their own financial professional to determine the most appropriate investment options for their financial situation. This material contains the current opinions of the manager and such opinions are subject to change without notice. This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission. PIMCO is a trademark of Allianz Asset Management of America LLC in the United States and throughout the world. ©2025, PIMCO. PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, is a company of PIMCO. For investment professional use only CMR2025-0512-4494522 VIEW IN BROWSER MANAGE SUBSCRIPTIONS Unsubscribe

0001877466 1 R1.0.0.2 U90433 BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD, NY 11717 PIMCO MUNICIPAL INCOME FUND II-COMMON THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/27/25 at 09:00 A.M. PDT BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 Make your vote count. Vote must be received by 06/26/2025 to be counted. 0123 4567 8082 1239 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. Call Visit www.ProxyVote.com 1-800-464-8883 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! PIMCO MUNICIPAL INCOME FUND II-COMMON THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. Please check this box if you plan to attend the Meeting and vote your shares in person. 0 The Board recommends you vote FOR the following proposal (8):1 1. To approve the issuance of additional common shares of PINCO Municipal Income Fund II (PML”) to be issued to common shareholders of each of PIMCO Municipal Income Fund (PMF) and PIMCO Municipal Income Fund III (“PMX”) in connection with the acquisition by PML of all of the assets and liabilities of each of PMF and PMX. *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX Date 0123 4567 8082 1239 72200W106 *****ACCOUNT 06/27/25 123,456,789,012.00000 $12204-01S GS2 For Against Abstain 000 X

0001877466 1 R1.0.0.2 U90433 BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD, NY 11717 PIMCO MUNICIPAL INCOME FUND II-COMMON THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/27/25 at 09:00 A.M. PDT IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51. MERCEDES WAY EDGEWOOD, NY 11717 Make your vote count. Vote must be received by 06/26/2025 to be counted. 0123 4567 8082 1239 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. Visit Call www.ProxyVote.com 1-800-464-8883 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! PAGE 1. OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO MUNICIPAL INCOME FUND II-COMMON Please check this box if you plan to attend the Meeting and vote your shares in person. 0 The Board recommends you vote FOR the following proposal (8):1 1. To approve the issuance of additional common shares of PIMCO Municipal Income Fund II (“PML”) to be issued to common shareholders of each of PIMCO Municipal Income Fund (PMF) and PIMCO Municipal Income Fund III (“PMX”) in connection with the acquisition by PML of all of the assets and liabilities of each of PMF and PMX. *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. Yes No HOUSEHOLDING ELECTION Please indicate you consent to receive certain future investor communications in a single package per household. 0 0 Signature [PLEASE SIGN WITHIN BOX Date 0123 4567 8082 1239 06/27/25 72200W106 *****ACCOUNT 123,456,789,012.00000 $12204-01S GS2 For Against Abstain 000 X

HHSTS4 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51. MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS ÏÓ 2: OF 2 20 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. $12204-015 V2.0 HHSTD5

R1.0.0.2 U90437 0001877470_1 BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 10 PIMCO NEW YORK MUNI INCOME FUND II-COM THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/27/25 at 09:00 AM. PDT Make your vote count. Vote must be received by 06/26/2025 to be counted. 0123 4567 8422 1239 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. Visit Call www.ProxyVote.com 1-800-454-8883 Return this form in the enclosed Attend and vote at the meeting. postage-paid envelope. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO NEW YORK MUNI INCOME FUND II-COM Please check this box if you plan to attend the Meeting and vote your shares in person. 0 The Board recommends you vote FOR the following proposal (s): 1 1. To approve the issuance of additional common shares of PIMCO New York Municipal Income Fund II (“PNI”) to be issued to common shareholders of each of PIMCO New York Municipal Income Fund (PNF) and PIMCO New York Municipal Income Fund III (“PYN”) in connection with the acquisition by PNI of all of the assets and liabilities of each of PNF and PYN. *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date 0123 4567 8422 1239 72200Y102 *****ACCOUNT 06/27/25 123,456,789,012.00000 $12204-015 GS2 For Against Abstain 000 X

0001877470 1 R1.0.0.2 U90437 11 BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD, NY 11717 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES. WAY EDGEWOOD, NY 11717 PIMCO NEW YORK MUNI INCOME FUND II-COM THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/27/25 at 09:00 AM. PDT Make your vote count. Vote must be received by 06/26/2025 to be counted. 0123 4567 8422 1239 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. Visit Call www.ProxyVote.com 1-800-464-8883 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! PACE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO NEW YORK MUNI INCOME FUND II-COM The Board recommends you vote FOR the following proposal(s):1 1. To approve the issuance of additional common shares of PIMCO New York Municipal Income Fund II (“PNI”) to be issued to common shareholders of each of PIMCO New York Municipal Income Fund (PNF) and PIMCO New York Municipal Income Fund III (“PYN”) in connection with the acquisition by PNI of all of the assets and liabilities of each of PNF and PYN. *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. Yes No HOUSEHOLDING ELECTION- Please indicate if you consent to receive certain futureistur communications in a single package per household Signature [PLEASE SIGN WITHIN BOX Date 0 0 0123 4567 8422 1239 72200Y102 Please check this box if you plan to attend the Meeting and vote your shares in person. 0 For Against Abstain 000 06/27/25 *****ACCOUNT 123,456,789,012.00000 $12204-015 GS2 X

0001877470 1 R1.0.0.2 U90437 11 BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD, NY 11717 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES. WAY EDGEWOOD, NY 11717 PIMCO NEW YORK MUNI INCOME FUND II-COM THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/27/25 at 09:00 AM. PDT Make your vote count. Vote must be received by 06/26/2025 to be counted. 0123 4567 8422 1239 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. Visit Call www.ProxyVote.com 1-800-464-8883 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! PACE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO NEW YORK MUNI INCOME FUND II-COM The Board recommends you vote FOR the following proposal(s):1 1. To approve the issuance of additional common shares of PIMCO New York Municipal Income Fund II (“PNI”) to be issued to common shareholders of each of PIMCO New York Municipal Income Fund (PNF) and PIMCO New York Municipal Income Fund III (“PYN”) in connection with the acquisition by PNI of all of the assets and liabilities of each of PNF and PYN. *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. Yes No HOUSEHOLDING ELECTION- Please indicate if you consent to receive certain futureistur communications in a single package per household Signature [PLEASE SIGN WITHIN BOX Date 0 0 0123 4567 8422 1239 72200Y102 Please check this box if you plan to attend the Meeting and vote your shares in person. 0 For Against Abstain 000 06/27/25 *****ACCOUNT 123,456,789,012.00000 $12204-015 GS2 X

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 16 11 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. PIMCO CALIFORNIA MUNICIPAL INC FUNDCOM THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/27/25 at 09:00 A.M. PDT Make your vote count . Vote must be received by 06/26/2025 to be counted. 0123 4567 8642 1239 Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO CALIFORNIA MUNICIPAL INC FUNDCOM Please check this box if you plan to attend the Meeting and vote your shares in person. The Board recommends you vote FOR the following proposal(s):1 For Against Abstain 1. To approve the issuance of additional common shares of PIMCO California Municipal Income Fund (“PCQ”) to be issued to common shareholders of each of PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC”) in connection with the acquisition by PCQ of all of the assets and liabilities of each of PCK and PZC. ‘NOTE’ Such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date 0123 4567 8642 1239 06/27/25 123,456,789,012.00000 72200Nl06 *****ACCOUNT Sl2204-01S GS2 0001877462_1 R1.0.0.2 U90429 11

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 IHPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 17 12 1 of 2 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. PIMCO CALIFORNIA MUNICIPAL INC FUNDCOM THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/27/25 at 09:00 A.M. PDT Make your vote count . Vote must be received by 06/26/2025 to be counted. 0123 4567 8642 1239 Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO CALIFORNIA MUNICIPAL INC FUNDCOM Please check this box if you plan to attend the Meeting and vote your shares in person. The Board recommends you vote FOR the following proposal(s):1 For Against Abstain 1. To approve the issuance of additional common shares of PIMCO California Municipal Income Fund (“PCQ”) to be issued to common shareholders of each of PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC”) in connection with the acquisition by PCQ of all of the assets and liabilities of each of PCK and PZC. ‘NOTE’ Such other business as may properly come before the meeting or any adjournment thereof. HOUSEHOLDING ELECTION- Please indicate if you consent to receive certain future investor contraindications in a single package per household. Yes No Signature [PLEASE SIGN WITHIN BOX] Date 0123 4567 8642 1239 06/27/25 123,456,789,012.00000 72200Nl06 *****ACCOUNT Sl2204-01S GS2 0001877462_1 R1.0.0.2 U90429 11

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2
12
18

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS

HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Househeld.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

HHSTS4

S12204-01S

V2.0